Income Taxes - Schedule of Effective Income Tax Rate Reconciliation (Details)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
US federal statutory income tax rate	30.00%	30.00%
State tax - net of benefit	4.00%	4.00%
Total	34.00%	34.00%
Permanent differences	(10.00%)	(11.00%)
Reserves and accruals	0.00%	(7.00%)
Changes in deferred tax assets	(16.00%)	4.00%
Increase in valuation allowance	(8.00%)	(20.00%)
Effective tax rate	0.00%	0.00%